EXHIBIT 10.2

Supplemental Agreement No. 9

to

Purchase Agreement No. 2060

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 767-400ER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of August
5, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2060 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 767-400ER aircraft, (Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and the Customer have agreed to incorporate revised GE engine escalation reflecting the change in BLS methodology of calculating the Average Hourly Earnings (AHE) for the aircraft engine and engine parts industry; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

  Table of Contents.

  Remove and replace, in its entirety, the "Table of Contents", with the revised "Table of Contents", attached hereto, to reflect the changes made by this Supplemental Agreement No. 9.

  Supplemental Exhibit EE1.

  Remove and replace, in its entirety, Supplemental Exhibit EE1 entitled, "Engine Escalation, Engine Warranty and Patent Indemnity" with revised Supplemental Exhibit EE1 attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  Letter Agreement 6-1162-CHL-048.

Letter Agreement 6-1162-CHL-048, "Rescheduled Aircraft Agreement" executed February 8, 2002 is administratively incorporated into the Purchase Agreement by this reference.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /S/ Charles H. Leach   By: /S/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President - Finance

       and Treasurer

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table SA No. 8

EXHIBIT

A. Aircraft Configuration SA No. 3

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity SA No. 9

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2060-1 not used

2060-2 Demonstration Flights

2060-3 Spares Initial Provisioning

2060-4 Flight Crew Training Spares

2060-5 Escalation Sharing

6-1162-JMG-165 Installation of Cabin Systems Equipment SA No. 2

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-084R1 [CONFIDENTIAL MATERIAL SA No. 3

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-GOC-085 [CONFIDENTIAL MATERIAL

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-GOC-086R1 Special Matters SA No. 4

6-1162-CHL-034 [CONFIDENTIAL MATERIAL SA No. 7

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

6-1162-CHL-048 Rescheduled Aircraft Agreement SA No. 9

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 June 8, 1999

Supplemental Agreement No. 3 October 31, 2000

Supplemental Agreement No. 4 December 1, 2000

Supplemental Agreement No. 5 February 14, 2001

Supplemental Agreement No. 6 July 11, 2001

Supplemental Agreement No. 7 August 31, 2001

Supplemental Agreement No. 8 December 31, 2001

Supplemental Agreement No. 9 August 5, 2002

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit EE1 (Revision 1) to Purchase Agreement Number 2060

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 767-400ER AIRCRAFT

1. ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for CF6-80C2 engines and all accessories, equipment and parts provided by the engine manufacturer. The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

D3 = D1 + D2

Where:

D1 and D2 are calculated pursuant to the formulas described respectively in subsections 1 (b) and 1 (c) below; and

The Engine Price Adjustment D3 will not be made if it would result in a decrease in the Engine Price.

(b)

Where:

D1 = Engine Price Adjustment (per Aircraft) through the month of scheduled Aircraft delivery if scheduled Aircraft delivery is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or prior, or through [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] if the month of scheduled Aircraft delivery is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or later.

P = Engine Base Price (per Aircraft), as set forth in Table 1 of the Purchase Agreement.

CPIb-1 = The Composite Price Index which is a value determined using the Bureau of Labor Statistics, U.S. Department of Labor actual data for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the "Price Base Year" month set forth in Table 1.

CPI = L + M1 + M2 +M3

L = A value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] published as Final prior to June 1, 2001. This value will be equal to the quotient, rounded to the nearest thousandth, of the value associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery if scheduled Aircraft delivery is November 2001 or prior, divided by the value associated with the "Price Base Year" month set forth in Table 1 in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], multiplied by 100, then by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% and rounded to the nearest hundredth. If scheduled Aircraft delivery is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or later, the value associated with a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Delivery Month will be used.

M1 = The Industrial Commodities Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery if scheduled Aircraft delivery is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or prior. If scheduled Aircraft delivery is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or later, the value associated with a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Delivery Month will be used.

M2 = The Metals and Metals Products Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery if scheduled Aircraft delivery is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or prior. If scheduled Aircraft delivery is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or later, the value associated with a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Delivery Month will be used.

M3 = The Fuel Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery if scheduled Aircraft delivery is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or prior. If scheduled Aircraft delivery is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or later, the value associated with a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Delivery Month will be used.

(c)

Where:

D2 = Engine Price Adjustment (per Aircraft) from November 2001 through the month of scheduled Aircraft delivery. For Aircraft delivering prior to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], D2 = $[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Rp-1 = P + D1

CPIb-2 = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which is the November 2001 Base Index resulting from the process described below

CPI-2 = L-2 + M1-2 + M2-2 + M3-2

L-2 = A value from the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery, multiplied by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% and rounded to the nearest hundredth.

M1-2 = The Industrial Commodities Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery.

M2-2 = The Metals and Metals Products Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery.

M3-2 =The Fuel Index, which will be rounded to the nearest hundredth, will be equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]% of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] associated with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month prior to the month of scheduled Aircraft delivery.

(d) The values of the Employment Cost Index Wages & Salaries and Producer Price indices used to determine D2 will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the first day of the of the scheduled Aircraft delivery month to Customer. As the Employment Cost Index values are released only on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published index values.

(e) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOTE: The factor (CPI divided by the Base Year Index set forth in Table 1) by which the Engine Base Price is to be multiplied or the factor (CPI-2 divided by CPI b-2) by which the rebase price (Rp-1) is to be multiplied, will be expressed as a decimal and rounded to the nearest thousandth. Any rounding of a number, as required under this Supplemental Exhibit EE1 with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from GE the right to extend to Customer the provisions of GE's Warranty and Product Support Plan; subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty and Product Support Plan hereinafter set forth, and such Warranty and Product Support Plan shall apply to all CF6 turbofan engines including all Modules and Parts thereof (Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed a General Terms Agreement covering the Engines, then the terms of that Agreement shall be substituted for and supersede the below-stated provisions and such provisions shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing's extension of the GE Warranty and Product Support Plan to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CF6 turbofan engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]